PROSPECTUS                                                    FEBRUARY 28, 2001
                                             (as supplemented November 28, 2001)


                               JEFFERSON REIT FUND

                         The Jefferson Fund Group Trust
                                 (800) 216-9785


          The Jefferson REIT Fund (the "Fund") aims primarily to provide high current income and secondarily to produce capital appreciation. The Fund, commonly known as a "mutual fund," invests primarily in the common stocks of real estate investment trusts. The Fund is intended for long-term investors, not for those who may wish to redeem their shares after a short period of time. This Prospectus contains information for potential buyers of Fund shares to consider in making their investment decision. Please read it carefully and keep it for future reference.


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THE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS


RISK/RETURN SUMMARY.........................................................1

FEE AND EXPENSE INFORMATION.................................................2

INVESTMENT OBJECTIVES AND STRATEGIES........................................4

MANAGEMENT OF THE FUND......................................................4

SHAREHOLDER INFORMATION.....................................................5

RETIREMENT PLANS...........................................................13

FINANCIAL HIGHLIGHTS.......................................................13

JEFFERSON REIT FUND

RISK/RETURN SUMMARY

The discussion below provides a brief overview of the investment objectives, principal investment strategies and principal risks for the Fund.

Investment Objective

The Fund aims primarily to provide high current income and secondarily to produce capital appreciation.

Investment Strategy

The Fund invests primarily (normally 65% or more of its net assets) in the common stock of real estate investment trusts ("REITs"). The Fund's investment adviser manages the Fund's portfolio by seeking generally to purchase the common stocks of entities that are trading at discounts to their respective net asset values or "NAV." In evaluating each company's NAV, the adviser reviews the subject company's financial statements and other publicly available information and draws on the knowledge of its affiliates regarding individual real estate markets with respect to: (1) vacancy rates by property type; (2) visible supply of property based on building permits; and (3) trends in rental and cap rates.

Risks

Investing in the Fund is not without risk. An investor may lose money on his or her investment. The risks include:

Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden or prolonged.

Industry Concentration Risk. Because the Fund will concentrate its investments in REITs, the Fund is subject to many of the risks associated with ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates.

REIT-Specific Risks. REITs may be affected by changes in the value of their underlying properties or by defaults by its borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In certain cases, the organizational documents of a REIT may grant the REIT's sponsors the right to exercise control over the operations of the REIT notwithstanding their minority share ownership; a conflict of interest (for example, the desire to postpone certain taxable events) could influence such sponsors to not act in the best interests of the REIT's shareholders. The organizational documents of many REITs contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT's shares or otherwise may not be in the best interests of the REIT's shareholders. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by changes in the tax laws or by its

JEFFERSON REIT FUND

failure to qualify for tax-free pass-through of income.

Non-Diversified Fund. The Fund is a "non-diversified" fund. It likely will invest in fewer issuers than diversified funds and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a greater number of securities.

Risk/Return Bar Chart and Table

The following bar chart and table illustrate some of the risks of investing in shares of the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns for various periods compare with those of the NAREIT Equity Index. The Fund's past performance is not necessarily indicative of future performance.


                          26.32%
30.00%            ------------------------
                        ---------
20.00%                  |        |
                  ------|        |--------
10.00%                  |        |
                  ------|        |--------
0.00%                   |        |
                  ------------------------
                           2000

The Fund had a return of 26.32% in 2000 (its only annual return since its inception in March of 1999) as shown in the bar chart above. The Fund's highest return for a quarter was 10.76% (quarter ended June 30, 2000) and the lowest return for a quarter was 1.55% (quarter ended March 31, 2000). The results do not reflect a sales charge. If they did, the returns would have been lower.


Average                                     NAREIT
Total                      REIT             Equity
Return                     Fund (1)         Index (2)

Past One Year
(Ended 12/31/01)           19.42%            26.37%

Since Inception
(Through 12/31/00)          7.76%            13.40%

(1)  The percentage return includes a sales load of 5.5%.

(2) NAREIT is a registered trademark of The National Association of Real Estate investment Trusts. The NAREIT Equity Index is a capitalization weighted index of all tax- qualified REITs listed on the New York Stock Exchange. American Stock Exchange and the NASDAQ National Market System which have at least 75% of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.


FEE AND EXPENSE INFORMATION

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

The following fees are paid directly from your investment:


Maximum Sales Charge (Load Imposed
on Purchases (as a percentage of
offering price at time of purchase)
                                                                         5.5%

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
JEFFERSON REIT FUND

Maximum Deferred Sales Charge
(Load) (as a percentage of net asset
value at time of purchase)                                               None

Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and                                              None
Distributions

Redemption Fee                                                           None(1)

Exchange Fee                                                             None(2)

(1) The Fund's transfer agent charges a fee of $15.00 for each wire redemption.

(2) The Fund's transfer agent charges a fee of $5.00 for each telephone exchange.

Annual Fund Operating Expenses

The following expenses are deducted from Fund assets:

                               "Pre-             "Post-
                              Fulcrum           Fulcrum
                              Arrange-          Arrange-
                                ment"           ment" (3)

Management Fees                  .60%         1.50%(4)

Distribution or Service
(12b-1) Fees                     .25%             .25%

Other Expenses (1)              5.28%            5.28%

Total Fund Operating
Expenses (2)                    6.13%            7.03%

Expense Reimbursement(5)          N/A            4.53%

Net Expenses                      N/A            2.50%

(1) Other Expenses are based on amounts for the fiscal year ended October 31, 2000 but do not reflect expense reimbursement obligations that were in effect during such period.

(2) Total Fund Operating Expenses for the Fund are based on amounts for the fiscal year ended October 31, 2000 but do not reflect expense reimbursement obligations. The Total Fund Operating Expenses after expense reimbursement was 2.11% for the fiscal year ended October 31, 2000.

(3) Expense information in this column has been restated to reflect the investment advisory and expense reimbursement arrangements that will be in effect for the fiscal year ending October 31, 2002.

(4) The amount shown reflects the maximum investment advisory fee to which Inland may be entitled under the performance fee arrangement provided by the investment advisory agreement. This maximum fee is applicable only if the Fund outperforms the NAREIT Composite Index by 333 basis points (3.33%). Inland will receive an investment advisory fee calculated at a rate equal on an annual basis to 1.00% of the Fund's average daily net assets, minus or plus a fee based on the performance of the Fund's shares relative to the NAREIT Composite Index for the previous twelve- month period. The maximum annual total fee payable to Inland is 1.50% of the average daily net assets of the Fund, and the minimum annual total fee payable to Inland is 0.50% of the average daily net assets of the Fund.

(5) For the fiscal year ended October 31, 2001 and subsequent fiscal years, Inland has agreed to reimburse the Fund for expenses in excess of 2.50% of the Fund's average daily net assets. Inland's reimbursement commitment is terminable on 60 days' notice.

JEFFERSON REIT FUND

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs for the Fund would be:


                   1              3            5             10
                 Year           Years        Years          Years
                 ----           -----        -----          -----
               $1,126          $2,259        $3,366        $6,026

The Example is restated below to reflect the investment advisory arrangements that will be in effect for the fiscal year ending October 31, 2002 (it does not reflect any expense reimbursement obligations). This restated Example assumes that the Fund outperforms the NAREIT Composite Index by 3.3% and, thus, Inland earns the maximum performance fee.

                   1              3            5             10
                 Year           Years        Years          Years
                 ----           -----        -----          -----
               $1,208          $2,483        $3,707        $6,557

INVESTMENT OBJECTIVES AND STRATEGIES

The Fund's investment objective is to produce high current income and secondarily capital appreciation. The Fund may change its investment objective without obtaining shareholder approval.

The Fund invests primarily (normally 65% or more of its net assets) in the common stocks of REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Under normal circumstances a majority of the Fund's investments in REITs will consist of securities issued by equity REITs.

The Fund in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its secondary objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. Also, these instruments will usually have a lower yield than the investments in REITs that the Fund normally will make. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

The Fund does not attempt to achieve its investment objectives by active and frequent trading of securities.

JEFFERSON REIT FUND

MANAGEMENT OF THE FUND

Inland Investment Advisors, Inc. is the investment adviser for the Fund. Inland's address is 2901 Butterfield Road, Oak Brook, Illinois 60523. Inland supervises and manages the investment portfolio of the Fund. It also directs the purchase or sale of investment securities in the day-to-day management of the Fund (subject to such policies as the trustees of the Trust may determine).

Inland is a wholly-owned indirect subsidiary of The Inland Group, Inc. and recently registered as an investment adviser with the Securities and Exchange Commission. Inland's investment committee is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Inland has not previously managed an investment portfolio of a registered investment company. The Inland Group, Inc. was formed in 1968 and is a fully integrated real estate and financial organization providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services.

During the last fiscal year the Fund paid Uniplan, Inc., the former investment adviser, an annual investment advisory fee equal to .60% of the Fund's average daily net assets. For services to the Fund during the fiscal year ending October 31, 2002, Inland will receive an investment advisory fee calculated at a rate equal, on an annual basis, to 1.00% of the Fund's average daily net assets (the base fee), minus or plus a fee based on the performance of the Fund's shares relative to the NAREIT Composite Index for the previous twelve month period (the performance fee). The performance fee is a positive or negative amount equal to 15% (rounded to the third decimal place) of the difference between the performance of the Fund's shares and the performance of the NAREIT Composite Index for the previous twelve month period.

The maximum annual total fee payable to Inland is 1.50% of the average daily net assets of the Fund, and the minimum annual total fee payable to Inland is 0.50% of the average daily net assets of the Fund.

SHAREHOLDER INFORMATION

Purchase of Fund Shares

Quasar Distributors, LLC (the "Distributor") is the distributor and principal underwriter for shares of the Fund. Shares of the Fund can be purchased through the Distributor or other firms having a selling agreement with the Distributor.

Shares are priced at the net asset value ("NAV") per share as next computed after receipt of the purchase order and acceptance by the Distributor, plus, in some cases, a sales charge (discussed below). NAV is normally calculated after the close of regular trading (typically 4:00 p.m. Eastern Time) of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. The NYSE is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) that it holds. The Fund values most money market instruments that it holds at their amortized cost.

The minimum initial investment in the Fund is $2,500 and the minimum additional investment is $100. No certificates evidencing the shares will be issued. All applications are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to reject applications in whole or in part for any reason.

JEFFERSON REIT FUND

Shares of the Fund may also be purchased through Firstar Mutual Fund Services, LLC ("Firstar"), the transfer agent for the Fund. Firstar is affiliated with the Distributor. To purchase shares in this manner, complete the Account Application accompanying this Prospectus and mail it along with a check for the purchase price to:

     The Jefferson Fund Group Trust
     c/o Firstar Mutual Fund Services, LLC
     Mutual Fund Services, 3rd Floor
     P.O. Box 701
     Milwaukee, Wisconsin 53201-0701

Send applications via overnight mail to:

     The Jefferson Fund Group Trust
     c/o Firstar Mutual Fund Services, LLC
     Mutual Fund Services, 3rd Floor
     615 East Michigan Street
     Milwaukee, Wisconsin 53202

All applications must be accompanied by payment in the form of a check drawn on a U.S. bank payable to The Jefferson Fund Trust Group or by wire transfer. Please do not send cash. Firstar will charge a $25.00 service fee against a shareholder's account for any returned checks. No redemption proceeds will be remitted to a shareholder with respect to shares purchased by check until such check has cleared.

Please call Firstar at (800) 216-9785 before opening an account or making additional purchases to an existing account via wire transfer. A properly signed purchase application marked "FOLLOW- UP" must be received for all new accounts opened by wire transfer. Funds should be wired to:

Firstar Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
ABA #0420-00013
Firstar Trust MFS A/C #112-952-137
Credit to: The Jefferson Fund Group Trust -
Jefferson REIT Fund
[Shareholder account number and title of account, if known]

Please bear in mind that receipt of funds by wire at Firstar Bank, N.A. will not ensure same day pricing of the shares. All required documents must be received by Firstar and must be accepted by the Fund prior to the pricing of shares.

Subsequent Purchases of Shares

Subsequent purchases (minimum $100) may be made through the Distributor, a participating broker or by mailing Firstar a check with a letter describing the investment or with the "additional investment" portion of a confirmation statement. Checks should be made payable to The Jefferson Fund Trust Group and should clearly indicate the shareholder's account number.

Automatic Investment Plan

The Automatic Investment Plan provides for periodic investments with the Fund by means of automatic transfers of a designated amount from your bank account on a regular and convenient basis. Automatic transfers may be in any amount subject to a minimum of $100 per month. Further information is available by calling
(800) 216-9785. You may enroll by completing the appropriate section of the Application that accompanies this Prospectus.

Electronic Transfers

Subsequent purchases and redemptions may also be made by electronic funds transfer from the shareholder's account at a U.S. bank or other

JEFFERSON REIT FUND

financial institution that is an Automated Clearing House ("ACH") member. Subsequent purchases of shares may be made in amounts from $100 to $10,000. To initiate purchases via electronic transfer, call (800) 216-9785. Shares will be purchased on the first regular business day Firstar receives the funds through the ACH system, provided the funds are received before the close of regular trading on the NYSE. Most transfers are completed within three business days after the order is placed.

Electronic transfer privileges may be requested on the Account Application. Shareholders with existing accounts should complete the Supplemental Application with signatures guaranteed by all shareholders of record. Such privileges apply to each shareholder of record unless and until Firstar receives written instructions from a shareholder of record canceling such privileges. The electronic transfer service is normally established within 15 days of receipt of an application by Firstar. Changes of bank account information must be made by completing a new Supplemental Application signed by all owners of record, with all signatures guaranteed. Firstar and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue electronic transfer privileges at any time without prior notice.

Changes in Registration and Account Privileges

Changes in registration or account privileges must be made in writing to Firstar at the address listed above. Signature guarantees may be required.

Correspondence

All correspondence must include your account number and be sent to Firstar at the address listed above.

TDD Service

Firstar offers Telecommunication Device for the Deaf services for hearing impaired shareholders. The dedicated number for this service is (800) 684- 3416.

Initial Sales Charges

Shares of the Fund are sold on a continual basis at a public offering price equal to their net asset value per share plus a sales charge, which varies according to the purchase level shown below:

                                            Sales
                         Sales             Charge as         Discount or
                         Charges as        % of the          Commission
                         % of Net          Public            to Dealers as a
Purchase                 Amount            Offering          %  of Public
Amount (1)               Invested          Price             Offering Price

$0-$9,999                5.82%             5.50%             4.75%

$10,000-$24,999          4.71%             4.50%             3.75%

$25,000-$49,999          3.63%             3.50%             3.00%

$50,000-$99,999          2.56%             2.50%             2.00%

$100,000-$499,999        1.52%             1.50%             1.00%

$500,000-$999,999        1.01%             1.00%             0.75%

$1,000,000               0% (2)            0% (2)            0.25% (2)

JEFFERSON REIT FUND

(1) The purchase amount may include purchases of shares of the Jefferson Growth and Income Fund.

(2) The Distributor will pay a commission equal to 0.25% to dealers who sell amounts of $1,000,000 or more of shares of the Fund and/or Jefferson Growth and Income Fund , which commission may be paid in installments over the course of the year following the purchase, and the Distributor may pay additional commissions, not exceeding 0.25% per year, to dealers if the shares remain outstanding. The Distributor will not pay any commission upon the sale of shares to any of the purchasers described below under "Sales at Net Asset Value."

The Distributor receives the sales charge, less any commission "re-allowed" to participating brokers as shown in the table above. The Distributor may, from time to time, re-allow the entire sales charge to participating brokers for orders placed during a specified period of time. No sales charge is imposed on the reinvestment of dividends or capital gains.

Reduced Sales Charges

There are several ways investors can reduce the initial sales charge. The following programs may be modified or terminated at any time.

Combined Purchase Privilege. Multiple purchases of shares of the Fund and Jefferson Growth and Income Fund may be combined if the resulting purchase totals at least $50,000 and the purchases are made concurrently by an individual, a spouse and their children (under 21 years) for their own accounts. Certain purchases by fiduciaries on behalf of multiple beneficiaries may also qualify under this program. For further information call (800) 216-9785.

Cumulative Quantity Discount. Additional purchases of shares of the Fund and Jefferson Growth and Income Fund may qualify for a Cumulative Quantity Discount. An investor's add-on purchases may be added to the present value of all shares owned by the investor (including all shares aggregated under the above-described Combined Purchase Privilege) such that the new purchase sales charge would correspond to the cumulative purchase level.

To illustrate, an investor owning shares of the Fund worth $30,000 (present value) wishes to purchase an additional $25,000. The sales charge for the $25,000 purchase would be at the 2.5% rate applicable to a single $55,000 purchase, rather than at the 3.5% rate.

Investors must notify the Distributor whenever a reduced sales charge is applicable to a purchase and provide sufficient information to verify that the purchase qualifies for the privilege or discount.

Letter of Intent. A reduced sales charge can also be obtained through a written Letter of Intent, which expresses an intention to invest at least $50,000 in the Fund or the Jefferson Growth and Income Fund within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the purchase level indicated in the Letter. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the Letter of Intent is signed; however, if such prior purchases are to be included, the 13-month period will begin on the date of the earliest purchase to be included, and the sales charge on any purchases prior to the Letter will not be adjusted. Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Fund under a single Letter of Intent.

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5%

JEFFERSON REIT FUND

of the amount indicated in the Letter will be held in escrow (while remaining registered in the investor's name) to secure payment of the higher sales charge in the event the full intended amount is not purchased. If the full amount indicated is not purchased in the required period, such escrowed shares may be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If you wish to enter into a Letter of Intent in conjunction with your initial investment in shares of the Fund, you should complete the appropriate portion of the Account Application included with this Prospectus. If you are a current shareholder wanting to do so, you can obtain a form of Letter of Intent by calling (800) 216-9785.

Sales at Net Asset Value. The Fund may sell shares at net asset value without a sales charge to: (1) officers, directors and employees of the Fund, the Investment Adviser and any sub-adviser, the Distributor and (participating brokers), their affiliates and immediate family; (2) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the investment, such entity has assets of $5,000,000 or more or at least 100 participants; (3) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; or (4) accounts held by third party fiduciaries, which exercise discretionary authority and hold the accounts in fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts equal or exceed $1,000,000.

Investors should be aware that some broker-dealers may establish higher minimum investment requirements than set forth above, or charge additional amounts to their clients for other investment or administrative services. Firms also may hold Fund shares in nominee or "street name" as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of those shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of Fund shares or the reinvestment of dividends may not be available through such firms. This Prospectus should be read in connection with such firms' material regarding their fees and services.

Distribution Fees

The Fund has adopted a Service and Distribution Plan under Rule 12(b)-1 under the Investment Company Act of 1940. The Plan allows the Fund to use part of the Fund's assets (up to 0.25% of its average net assets) to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

Redemptions

Shares of the Fund may be redeemed through a participating broker, by telephone, or by submitting a written redemption request directly to Firstar (for non-broker accounts). Shares will be redeemed at their net asset value and are not subject to any redemption charge. However, participating brokers

JEFFERSON REIT FUND

who process redemptions may charge customary commissions for their services. Requests for redemption received by dealers or other firms are accepted prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on a regular business day will be confirmed at the NAV effective as of the closing of the NYSE on that day.

The following do not apply to shares held in broker "street name" accounts:

Direct Redemption. A shareholder's original Account Application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions). Changes in redemption instructions must be made in writing to Firstar, and may require a signature guarantee. If shares were recently purchased by personal check, redemption proceeds will be mailed only upon the clearance of the personal check.

To Request a Redemption By Written Request.

o Write a letter of instruction to Firstar. Include the account number, the name of the Fund, the name(s) under which the account is registered and the dollar amount or number of shares to be redeemed.
o Include signatures of all registered owners (including fiduciary titles). See "Signature Guarantees" below to see if a signature guarantee is required.
o Supply any additional documents required by Firstar for redemption by corporations, partnerships or other organizations, fiduciaries, or if the redemption is requested by anyone other than the shareholder(s) of record.
o    Forward the request to Firstar at the address listed above.
o A check will be mailed within seven days to the name and address in which the account is registered, or otherwise according to your letter of instruction.

Transfers of shares are subject to the same requirements. Shareholders having questions about redemptions should contact Firstar at (800) 216- 9785 before submitting a request. Requests for redemption by telegram and requests which are subject to any special conditions or that specify an effective date other than as provided herein cannot be honored. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by Firstar.

IRA's. Investors holding shares in an IRA should indicate on their redemption requests whether or not to withhold federal income tax. Unless otherwise indicated, these redemptions (and redemptions of other investment plans not involving a direct rollover to an eligible plan), will be subject to federal income tax withholding.

Signature Guarantee. If the proceeds of the redemption: (i) exceed $50,000; (ii) are to be paid to a person other than the record owner; (iii) are to be sent to an address other than the address of the account on Firstar's records; or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request must be guaranteed, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

JEFFERSON REIT FUND

To Request a Redemption By Telephone:

o Telephone requests for redemption are accepted for shareholders, except those who have specifically declined telephone redemption privileges.
o Call Firstar at (800) 216-9785. State the name of the Fund, the name in which the account is held, the account number, the amount to be withdrawn and the name of the person requesting the redemption.
o Telephonic redemption requests are available for amounts between $1,000 and $50,000 ($50,000 maximum within any 7 calendar-day period).
o Proceeds from telephone redemptions are sent to the shareholder's address of record, generally the next business day following redemption. Changes in account information must be made in writing with a signature guarantee. Telephone redemptions will not be accepted within 30 days of a change in record address.

The Fund employs reasonable procedures to confirm that instructions via telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. The Fund requires a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. By completing an Account Application, an investor agrees that the Fund, the Distributor and Firstar shall not be liable for any loss incurred by the investor by reason of the Fund accepting unauthorized telephone instructions for his account if the Fund reasonably believes the instructions to be genuine and the procedures described above are followed.

The Fund reserves the right to terminate or modify the telephone redemption service at any time. Telephone communications may be recorded by the Distributor or Firstar.

Electronic Transfer Redemptions.

o To redeem by electronic transfer to a designated account at a financial institution, shareholders must first submit the proper application (see "Electronic Transfers" above.)
o    Call Firstar at (800) 216-9785.
o    Proceeds will normally be sent to the
     designated account the following business day and be received by the bank on the second or third business day.
o Shares purchased by check may not be redeemed in this manner until such shares have been owned (i.e. paid for) for at least 15 days.

Changes in bank account information must be made by completing a new Supplemental Application, signed by all owners of record, with all signatures guaranteed. The Fund may terminate the electronic transfer program at any time without notice to shareholders.

Expedited Wire Transfer Redemptions:

o To redeem by wire transfer, a single bank account (within the Federal Reserve wire system) into which the proceeds of the redemption can be deposited must have been previously designated.
o    Call Firstar at (800) 216-9785 or submit a request in writing.
o    The minimum amount that may be wired is $1,000.

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JEFFERSON REIT FUND

o Proceeds will generally be wired to the designated bank account the following business day.
o A $15.00 fee will be deducted from the shareholder's account. The shareholder is responsible for any charges imposed by the shareholder's bank. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank.
o Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to 7 days if Firstar deems it appropriate under then current market conditions.

The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Firstar.

Exchange Privilege

Shares of the Fund may be exchanged for shares of the Jefferson Growth and Income Fund on the basis of their respective net asset values. Shareholders may also exchange, at net asset value, Fund shares for shares of First American Prime Obligations Fund (the "Money Market Fund"). This exchange privilege is a convenient way for shareholders to buy shares in another fund or a money market fund in order to respond to changes in their goals or market conditions. Before exchanging into the Money Market Fund, read its prospectus (call Firstar at (800) 216-9785 for details). There is no charge for exchange transactions requested by mail, but Firstar charges a $5.00 fee for each telephone exchange, which will be deducted from the investor's account from which the funds are being withdrawn. Use of the exchange privilege is subject to the minimum purchase and redemption amounts set forth in this Prospectus and in the Prospectus for the Money Market Fund.

Shares of the Fund exchanged for shares of the Money Market Fund, then exchanged at a later time for shares of the same (or another) fund will not incur any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and reinvestment. However, each exchange represents the sale of shares of one fund and the purchase of shares of another, so shareholders may realize a taxable gain or loss on the transaction. Investors should consult a tax professional or other financial adviser to determine the tax consequences of a particular exchange.

Because excessive trading can hurt the Fund's performance, the Fund reserves the right to limit the number of exchanges or otherwise prohibit or restrict shareholders from using the exchange privilege at any time, without notice. The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares.

The Money Market Fund is managed by an affiliate of Firstar Mutual Fund Services, LLC. The Money Market Fund is unrelated to the Jefferson Fund Group Trust.

Dividends

The Fund distributes substantially all of its investment income, if any, quarterly and

JEFFERSON REIT FUND

substantially all of its capital gain, if any, annually. You have four distribution options:

All Reinvestment Option. Both dividends and capital gains distributions will be reinvested in additional Fund shares.

Capital Gains Reinvestment Option. Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

Dividend Reinvestment Option. Dividends will reinvested in additional Fund shares and capital gains distributions will be paid in cash.

All Cash Option. Both dividend and capital gains distributions will be paid in cash.

This election may be made on the Purchase Application. To change your election, write to Firstar Mutual Fund Services, LLC or call (800) 216-9785.

Tax Consequences

The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions will consist primarily of ordinary income.

RETIREMENT PLANS

The Fund offers the following retirement plans that may be funded with purchases of Fund shares:

    o       Traditional IRA
    o       Roth IRA
    o       Education IRA
    o       SEP-IRA
    o       401(k) Plan
    o       Profit Sharing and Money Purchase
            Plans

A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the Fund upon request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period that it has been operating. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and capital gains distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

JEFFERSON REIT FUND

FINANCIAL HIGHLIGHTS
                                                                                                  March 1, 1999 1
                                                                    Year Ended                    through
                                                                    October 31, 2000              October 31, 1999
                                                                    ----------------              ----------------
PER SHARE DATA:
Net asset value, beginning of period                                       $9.22                      $10.00
Income from investment operations:
     Net investment income                                                  0.49                        0.30
     Net realized and unrealized gain (loss) on securities                  1.41                       (0.82)
                                                                            ----                       ------
             Total from investment operations                               1.90                       (0.52)
Less distributions:
     Dividends from net investment income                                  (0.41)                      (0.26)
     Distributions from net realized gain                                     -                            -
     Tax return of capital                                                 (0.07)                          -
                                                                          ------                       -----
             Total distributions                                           (0.48)                      (0.26)
                                                                          ------                       ------
Net asset value, end of period                                            $10.64                       $9.22
                                                                          ======                       =====
TOTAL RETURN2                                                              21.24%                      (5.32%) 3
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                   $1,404                       $ 817
Ratio of net expenses to average net assets:
     Before expense reimbursement                                           6.13%                      12.71% 4
     After expense reimbursement                                            2.11%                       1.15% 4
Ratio of net investment income to average net assets:
     Before expense reimbursement                                           0.89%                      (6.20%) 4
     After expense reimbursement                                            4.91%                       5.36% 4
Portfolio turnover rate                                                    15.17%                       1.36% 3
------------------------------
   (1)     Commencement of operations.
   (2)     The total return calculation does not reflect the 5.5% front end sales charge.
   (3)     Not annualized.
   (4)     Annualized.

                                       14

JEFFERSON REIT FUND


CUSTODIAN                                              BOARD OF TRUSTEES
FIRSTAR BANK, N.A.
615 East Michigan Street                               J. Michael Borden
Milwaukee, Wisconsin 53202                             Delavan, Wisconsin

TRANSFER AGENT AND DIVIDEND                            Byron Crowe
DISBURSING AGENT                                       Chicago, Illinois
FIRSTAR MUTUAL FUND
SERVICES, LLC                                          Lawrence Harb
615 East Michigan Street                               Okemos, Michigan
Milwaukee, Wisconsin 53202

INDEPENDENT ACCOUNTANTS                                Richard Imperiale
KPMG LLP                                               Milwaukee, Wisconsin
303 East Wacker Drive
Chicago, Illinois 60601                                F. L. Kirby
                                                       Chicago, Illinois
LEGAL COUNSEL
FOLEY & LARDNER                                        John Komives
777 East Wisconsin Avenue                              Milwaukee, Wisconsin
Milwaukee, Wisconsin 53202
                                                       Lawrence Kujawski
DISTRIBUTOR                                            Milwaukee, Wisconsin
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street                               Roberta S. Matlin
Milwaukee, Wisconsin 53202                             Oak Brook, Illinois

INVESTMENT ADVISER                                     Robert D. Parks
INLAND INVESTMENT ADVISORS,                            Oak Brook, Illinois
INC.
2901 Butterfield Road
Oak Brook, Illinois 60523

                                       15

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

JEFFERSON REIT FUND

To learn more about the Fund you may want to read the Jefferson Funds' Statement of Additional Information (or "SAI") which contains additional information about the Fund and the Jefferson Growth and Income Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Fund's investments by reading the Jefferson Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling (800) 216-9785.

Prospective investors and shareholders who have questions about the Fund may also call the above number or write to the following address:

                         The Jefferson Fund Group Trust
                      c/o Firstar Mutual Fund Services, LLC
                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701

The general public can review and copy information about the Jefferson Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Jefferson Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                           Washington, D.C. 20549-6009

Please refer to the Jefferson Funds' Investment Company Act file No. 811-8958, when seeking information about the Fund from the Securities and Exchange Commission.

                               JEFFERSON REIT FUND






                                   PROSPECTUS

                                February 28, 2001
                       (as supplemented November 28, 2001)











                         THE JEFFERSON FUND GROUP TRUST